UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 18, 2020

Pure Acquisition Corp.
(Exact name of registrant as specified in its charter)

Delaware	001-38454	82-3424680
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

421 W. 3rd St., Suite 1000 Fort Worth, Texas 76102
(address of principal executive offices) (zip code)

(817) 850-9200
(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	PACQ	NASDAQ
Warrants, each Warrant exercisable for one share of Class A Common Stock at an exercise price of $11.50	PACQW	NASDAQ
Units, each consisting of one share of Class A Common Stock and one-half of one Warrant	PACQU	NASDAQ

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Present in person or represented by proxy at the special meeting of the stockholders of Pure Acquisition Corp. (the “Company”) on August 18, 2020 (the “Meeting”), were holders of 13,750,047 shares of the Company’s Common Stock, including the Company’s Class A common stock par value $0.0001 per share (“Class A Common Stock”) and the Company’s Class B common stock, par value $0.0001 per share (“Class B Common Stock” and, together with the Class A Common Stock, the “Common Stock”), representing 89.5% of the voting power of the issued and outstanding shares of Common Stock, including 5,012,629 shares of Class A Common Stock and 10,350,000 shares of Class B Common Stock, as of August 4, 2020, the record date for the Meeting, and constituting a quorum for the transaction of business.

The shareholders of the Company voted on the following items at the meeting:

1.    Business Combination Proposal — To consider and vote upon a proposal to approve the Business Combination Agreement (as amended, the “Business Combination Agreement” and the transactions contemplated thereby, the “Business Combination”), dated May 4, 2020, by and among (i) the Company, (ii) HighPeak Energy, Inc., a Delaware corporation and a wholly owned subsidiary of the Company (“HighPeak Energy”), (iii) Pure Acquisition Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of HighPeak Energy (“MergerSub”), (iv) HighPeak Energy, LP, a Delaware limited partnership (“HighPeak I”), (v) HighPeak Energy II, LP, a Delaware limited partnership (“HighPeak II”), (vi) HighPeak Energy III, LP, a Delaware limited partnership (“HighPeak III”), (vii) HPK Energy, LLC, a Delaware limited liability company (“HPK GP” and, together with HighPeak I, HighPeak II and HighPeak III, the “HPK Contributors”) and the general partner of HPK Energy, LP, a Delaware limited partnership (“HPK LP”), and an affiliate of HighPeak Pure Acquisition, LLC, a Delaware limited liability company (the Company’s “Sponsor”), and (viii) solely for the limited purposes specified therein, HighPeak Energy Management, LLC, a Delaware limited liability company (the “HPK Representative”), pursuant to which, among other things and subject to the terms and conditions contained therein, (a) MergerSub will merge with and into the Company, with the Company surviving as a wholly owned subsidiary of HighPeak Energy, (b) each outstanding share of Class A Common Stock and Class B Common Stock of the Company (other than certain shares of Class B Common Stock that will be surrendered for cancellation by the Company’s Sponsor) will be converted into the right to receive (A) one share of HighPeak Energy common stock (and cash in lieu of fractional shares, if any), and (B) solely with respect to each outstanding share of Class A Common Stock, (i) a cash amount, without interest, equal to the amount, if any, by which the per-share redemption value of Class A Common Stock at the closing of the business combination (the “Closing”) exceeds $10.00 per share, without interest, in each case, (ii) one (1) contingent value right of HighPeak Energy for each one whole share of HighPeak Energy common stock (excluding fractional shares) issued to holders of Class A Common Stock pursuant to clause (A), representing the right to receive additional shares of HighPeak Energy common stock (or such other specified consideration as is specified with respect to certain events), subject to certain requirements, if necessary to satisfy a 10% preferred simple annual return, subject to a floor downside per-share price of $4.00, as measured at the applicable maturity, which will occur on a date to be specified and which may be any date occurring during the period beginning on (and including) the two-year anniversary of the Closing and ending on (and including) the date that is thirty (30) months following the Closing, or in certain circumstances after the occurrence of certain change of control events with respect to HighPeak Energy’s business, including certain mergers, consolidations and asset sales (with an equivalent number of shares of HighPeak Energy common stock held by certain HPK Contributors and their affiliates being collectively forfeited) and (iii) one warrant to purchase HighPeak Energy common stock for each one whole share of HighPeak Energy common stock (excluding fractional shares) issued to holders of Class A Common Stock pursuant to clause (A), (c) the HPK Contributors will (A) contribute their limited partner interests in HPK LP to HighPeak Energy in exchange for HighPeak Energy common stock and the general partner interests in HPK LP to either HighPeak Energy or a wholly owned subsidiary of HighPeak Energy in exchange for no consideration, and (B) directly or indirectly contribute certain outstanding loans of the Company and/or its affiliates in exchange for HighPeak Energy common stock and such loans, if any, will be cancelled in connection with the Closing and (d) following the consummation of the foregoing transactions, HighPeak Energy will cause HPK LP to merge with and into the surviving corporation (as successor to the Company) with all interests in HPK LP being cancelled in exchange for no consideration; (this proposal is referred to herein as the “Business Combination Proposal”); and

2.     The Adjournment Proposal — To consider and vote upon a proposal to approve the adjournment of the special meeting to a later date or dates, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of the Business Combination Proposal (this proposal is referred to herein as the “Adjournment Proposal”).

The voting results for each of these proposals are set forth below. The number of shares of the Company’s Class A Common Stock presented for redemption in connection with the Meeting was 4,004,204.

1.      Approval of the Business Combination Proposal

For	Against	Abstain
13,649,922	100,125	0

Based on the votes set forth above, the shareholders approved and adopted the Business Combination Agreement and approved the transactions contemplated thereby, including the Business Combination.

2.      Approval of the Adjournment Proposal

For	Against	Abstain
13,514,178	235,805	64

With respect to the Adjournment Proposal, although the Adjournment Proposal would have received sufficient votes to be approved, no motion to adjourn was made because the adjournment of the Meeting was determined not to be necessary or appropriate.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Pure Acquisition Corp.

Date: August 24, 2020	By:	/s/ Steven W. Tholen
	Name:	Steven W. Tholen
	Title:	Chief Financial Officer